UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Amendment 2
Information Statement Pursuant to Section 14(c)
of the
Securities Exchange Act of 1934

Check the appropriate box:

☒  Preliminary Information Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐  Definitive Information Statement

American Resources Corporation
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒  No fee required.

☐  Fee computed on table below per Exchange Act Rules 14c-5(g)

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐  Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, Schedule, or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

AMERICAN RESOURCES CORPORATION

June 5, 2019

Dear Shareholders:

The enclosed Information Statement is being furnished to the holders of record of shares of the Class A Common Stock (the “Common Stock”) of American Resources Corporation, a Florida corporation (the “Company” or “ARC”), as of the close of business on the record date, May 15, 2019.  As we reported on Form 8-K filed on June 4, 2019, we will be commencing a private offering (the “Offering”) of up to potentially 4,500,000 units of our securities (the “Units”) with each Unit consisting of (i) a Senior Convertible Debenture due 2022 (the “Debentures”) that is convertible into shares of the Company’s Class A Common Stock (the “Common Stock”) at an initial conversion price of $6.00 per share (7,500,000 shares); and (ii) one warrant (the “Warrant”) exercisable into one share each of the Common Stock (4,500,000 shares). Assuming the conversion of all Debentures and Warrants, there could potentially be an additional twelve million (12,000,000) shares of our Common Stock issued and outstanding upon total conversion. Pursuant to NASDAQ Rule 5635, we are required to obtain shareholder approval in connection with any proposal to issue securities, that upon conversion could equal 20% or more of the issued and outstanding number of shares of the Common Stock of the Company along with any other requirement to issue securities that could result in an issuance of Common Stock equal to twenty percent (20%) or more of the issued and outstanding number of shares of the Company Common Stock. This Information Statement relates to our obtaining shareholder approval for such corporate action.

The purpose of the Information Statement is to notify our shareholders that on June 5, 2019, the Company received a written consent in lieu of a meeting of shareholders (the “Written Consent”) from the shareholders holding a majority of the common shares voting rights of the Company, Mark C. Jensen, Thomas M. Sauve, Kirk P. Taylor, Gregory Q. Jensen and Adam B. Jensen, the holder of a combined 14,336,136 votes of our Common Stock representing 61.49%% of the voting rights of the issued and outstanding shares of our common stock.  The Written Consent adopted resolutions and approved the following:

1.
The Company is authorized pursuant to NASDAQ Rule 5635 (requiring Shareholder Approval) to issue securities that upon conversion could equal twenty percent (20%) or more of the issued and outstanding number of shares of the Common Stock of the Company along with any other requirement to issue securities that could result in an issuance of Common Stock equal to twenty percent (20%) or more of the issued and outstanding number of shares of the Company Common Stock. Until such time as twenty (20) days have elapsed from the dissemination of the Definitive Schedule 14C to Company Shareholders, any issuance of securities by the Company shall be restricted to converting, in an aggregate, less than twenty percent (20%) of the number of shares of Common Stock presently outstanding.

You are urged to read the Information Statement in its entirety for a description of the actions taken by the majority of shareholders of the Company. The resolutions will become effective twenty (20) calendar days after this Information Statement is first mailed to our shareholders. A copy of the Written Consent is attached as an exhibit to the Information Statement.

THIS IS NOT A NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND NO

STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH IS
DESCRIBED HEREIN, WE ARE NOT ASKING YOU FOR A CONSENT OR PROXY AND
YOU ARE REQUESTED NOT TO SEND US A CONSENT OR PROXY.

No action is required by you.  The enclosed Information Statement is being furnished to you to inform you that the foregoing actions have been approved by the holders of at least a majority of the voting rights of the issued and outstanding Common Stock of the Company. Because shareholders holding at least a majority of the voting rights of our outstanding Common Stock have voted in favor of the foregoing actions, and have sufficient voting power to approve such actions through their ownership of Common Stock, no other shareholder consents will be solicited in connection with the transactions described in this Information Statement.  The Board is not soliciting your proxy in connection with the adoption of these resolutions, and proxies are not requested from stockholders.

This Information Statement is being e-mailed or mailed on or about June 5, 2019 to shareholders of record on May 15, 2019.

Sincerely,

/s/ Mark C. Jensen
Mark C. Jensen
Chief Executive Officer

American Resources Corporation
c/o Law Office of Clifford J. Hunt, P.A.
8200 Seminole Boulevard
Seminole, Florida 33772

 _____________________

INFORMATION STATEMENT
PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14C-2 THEREUNDER
_________________________________

NO VOTE OR OTHER ACTION OF THE COMPANY’S SHAREHOLDERS IS REQUIRED
IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

The enclosed Information Statement is being furnished to the holders of record of shares of the common stock (the “Common Stock”) of American Resources Corporation, a Florida corporation (the “Company” or “ARC”), as of the close of business on the record date May 15, 2019.

As we reported on Form 8-K filed on June 4, 2019, we will be commencing a private offering (the “Offering”) of up to potentially 4,500,000 units of our securities (the “Units”) with each Unit consisting of (i) a Senior Convertible Debenture due 2022 (the “Debentures”) that is convertible into shares of the Company’s Class A Common Stock (the “Common Stock”) at an initial conversion price of $6.00 per share (7,500,000 shares); and (ii) one warrant (the “Warrant”) exercisable into one share each of the Common Stock (4,500,000 shares). Assuming the conversion of all Debentures and Warrants, there could potentially be an additional twelve million (12,000,000) shares of our Common Stock issued and outstanding upon total conversion. Pursuant to NASDAQ Rule 5635, we are required to obtain shareholder approval in connection with any proposal to issue securities, that upon conversion could equal 20% or more of the issued and outstanding number of shares of the Common Stock of the Company along with any other requirement to issue securities that could result in an issuance of Common Stock equal to twenty percent (20%) or more of the issued and outstanding number of shares of the Company Common Stock. This Information Statement relates to our obtaining shareholder approval for such corporate action.

Action by Written Consent

The purpose of the Information Statement is to notify our shareholders that on June 5, 2019, the Company received a written consent in lieu of a meeting of shareholders (the “Written Consent”) from the shareholders holding a majority of the common shares voting rights of the Company, Mark C. Jensen, Thomas M. Sauve, Kirk P. Taylor, Gregory Q. Jensen and Adam B. Jensen the holder of a combined 14,336,136 votes of our Common Stock representing 61.49% of the voting rights of the issued and outstanding shares of our Common Stock.  The Written Consent adopted resolutions and approved the following:

1.
The Company is authorized pursuant to NASDAQ Rule 5635 (requiring Shareholder Approval) to issue securities that upon conversion could equal twenty percent (20%) or more of the issued and outstanding number of shares of the Common Stock of the Company along with any other requirement to issue securities that could result in an issuance of Common Stock equal to twenty percent (20%) or more of the issued and outstanding number of shares of the Company Common Stock. Until such time as twenty (20) days have elapsed from the dissemination of the Definitive Schedule 14C to Company Shareholders, any issuance of securities by the Company shall be restricted to converting, in an aggregate, less than twenty percent (20%) of the number of shares of Common Stock presently outstanding.

You are urged to read the Information Statement in its entirety for a description of the actions taken by the majority shareholders of the Company. The resolutions and corporate action will become effective twenty (20) calendar days after this Information Statement is first mailed to our shareholders.

 Stockholders Entitled to Receive Notice of Action by Written Consent

Because shareholders holding at least a majority of the voting rights of our outstanding Common Stock have voted in favor of the foregoing actions, and have sufficient voting power to approve such actions through their ownership of Common Stock, no other shareholder consents will be solicited in connection with the transactions described in this Information Statement.  The Board is not soliciting your proxy in connection with the adoption of these resolutions, and proxies are not requested from stockholders.

In accordance with our bylaws, our Board of Directors has fixed the close of business on May 15, 2019 as the record date for determining the shareholders entitled to notice of the above noted actions. This Information Statement is being e-mailed or mailed on or about June 5, 2019 to shareholders of record on May 15, 2019.

DISTRIBUTION AND COSTS

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. In addition, we will only deliver one Information Statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders. Also, we will promptly deliver a separate copy of this Information Statement and future shareholder communication documents to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future shareholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

Shareholders may also address future requests regarding delivery of information statements by contacting us at the address noted above.

VOTE REQUIRED; MANNER OF APPROVAL

Because shareholders holding at least a majority of the voting rights of our outstanding Common Stock have voted in favor of the foregoing actions, and have sufficient voting power to approve such actions through their ownership of Class A Common stock, no other shareholder consents will be solicited in connection with the transactions described in this Information Statement.  The Board is not soliciting proxies in connection with the adoption of these proposals, and proxies are not requested from shareholders.

In addition, the Florida Business Corporation Act provides in substance that shareholders may take action without a meeting of the shareholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of the outstanding voting shares holding not less than the minimum number of votes that would be necessary to approve such action at a shareholders meeting.  This action is effective when written consents from holders of record of a majority of the outstanding shares of voting stock are executed and delivered to the Company and twenty (20) days have elapsed from the dissemination of the Definitive Schedule 14C to Company Shareholders.

The Company has no other classes of voting stock outstanding other than the Class A Common Stock, which is entitled one vote for each share. There are 23,316,197 shares of Class A Common Stock issued and outstanding as of the record date of May 15, 2019. In accordance with our bylaws, our Board of Directors has fixed the close of business on May 15, 2019 as the record date for determining the shareholders entitled to notice of the corporate action stated herein.

As we reported on Form 8-K filed on June 4, 2019, we will be commencing a private offering (the “Offering”) of up to potentially 4,500,000 units of our securities (the “Units”) with each Unit consisting of (i) a Senior Convertible Debenture due 2022 (the “Debentures”) that is convertible into shares of the Company’s Class A Common Stock (the “Common Stock”) at an initial conversion price of $6.00 per share (7,500,000 shares); and (ii) one warrant (the “Warrant”) exercisable into one share each of the Common Stock (4,500,000 shares). Assuming the conversion of all Debentures and Warrants, there could potentially be an additional nine million (9,000,000) shares of our Common Stock issued and outstanding upon total conversion. Pursuant to NASDAQ Rule 5635, we are required to obtain shareholder approval in connection with any proposal to issue securities, that upon conversion could equal 20% or more of the issued and outstanding number of shares of the Common Stock of the Company along with any other requirement to issue securities that could result in an issuance of Common Stock equal to twenty percent (20%) or more of the issued and outstanding number of shares of the Company Common Stock. This Information Statement relates to our obtaining shareholder approval for such corporate action.

On June 5, 2019, the Company received a written consent in lieu of a meeting of shareholders (the “Written Consent”) from the shareholders Mark C. Jensen, Thomas M. Sauve, Kirk P. Taylor, Gregory Q. Jensen and Adam B. Jensen, the holders of a combined 14,336,136 votes of our common stock representing 61.49% of the voting rights of the issued and outstanding shares of our common stock.  The Written Consent adopted resolutions approved the following:

1.
The Company is authorized pursuant to NASDAQ Rule 5635 (requiring Shareholder Approval) to issue securities that upon conversion could equal twenty percent (20%) or more of the issued and outstanding number of shares of the Common Stock of the Company along with any other requirement to issue securities that could result in an issuance of Common Stock equal to twenty percent (20%) or more of the issued and outstanding number of shares of the Company Common Stock. Until such time as twenty (20) days have elapsed from the dissemination of the Definitive Schedule 14C to Company Shareholders, any issuance of securities by the Company shall be restricted to converting, in an aggregate, less than twenty percent (20%) of the number of shares of Common Stock presently outstanding.

APPRAISAL RIGHTS

No appraisal rights are available under the Florida Business Corporation Act or under our Articles of Incorporation, as amended, as a result of the corporate action referenced herein. This means that no shareholder is entitled to receive any cash or other payment as a result of, or in connection with the corporate action, even if a shareholder has not been given an opportunity to vote.

OTHER MATTERS

The Board knows of no other matters other than those described in this Information Statement which have been approved or considered by the holders of a majority of the shares of the Company’s Common Stock.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read or copy any document we file at the public reference room maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of this information may also be obtained by mail from the SEC’s Public Reference Branch at 100 F Street, N.E., Washington, D.C. 20549. In addition, our filings with the SEC are also available to the public on the SEC’s internet website at http://www.sec.gov

ExhibitNo.	Description of Exhibit	Location Reference
(10.1)	Written Consent to Action by Shareholders	Incorporated herein by reference to Exhibit (10.1) to the Company's Form: PRE 14C filed June 5, 2019.

Exhibit No.	Description of Exhibit	Location Reference
(10.1)	Written Consent to Action by Shareholders	Incorporated herein by reference to Exhibit (10.1) to the Company's Form: PRE 14C filed June 5, 2019.

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT PLEASE CONTACT:

American Resources Corporation
c/o Law Office of Clifford J. Hunt, P.A.
8200 Seminole Boulevard
Seminole, Florida 33772

Sincerely,

July , 2019	/s/ Mark C. Jensen
Mark C. Jensen
Chief Executive Officer